EXHIBIT 99.3

RTR Global Investments LLC
Manager Operating Agreement
For
Single Member LLC

The undersigned, currently the sole member of the company, does hereby enter into this contract and operating agreement for operation of the above named limited liability Company, hereinafter referred to as the "company" or "entity" with Ralf Horn as Manager.

I Contract and Intent of the Parties

This operating agreement is a contract between its parties [the member(s) and the company] and is enforceable against any party who violates its terms.  All members must sign this operating agreement as a condition precedent of membership.

It is the specific intent of the parties to this operating agreement to manage a limited liability company that is to be treated as a Single Member LLC, until additional members, if any, gain membership.

II Office

The principal office of the company is located at 985 University Av. #37, Los Gatos, CA 95032.  The company may have such other offices, either within or without the state as the members may designate or as the business of the company may require.  The registered office of the company as required by the Act to be maintained in the state of California, but need not be, identical with the principal office, if within the state of California, and may be changed from time to time by the members.

III Purpose

This limited liability company trust is organized solely to conduct any lawful business except insurance or acting as a financial institution as defined by the California Statutes or its successor statute.

IV  Duration of the Company

The company shall has commenced and has filed the articles of organization with the Office of the California Secretary of State and shall be perpetual.

V Allocation of Profits and Losses

Each year when there is more than one member and prior to thirty [30] days of filing the K-1 return, the members, by majority of capital and profits interest vote shall determine who is to receive, and in what ratio, the income tax special allocations of profits and losses. When there is only one member the entity does not have standing for federal partnership tax treatment but rather, is treated as a disregarded entity. Therefore,  the sole member treats the profits and losses for federal income tax purposes on the member's IRS TAX Form.

VI Capital Contributions

When, if ever, there is more than one member, then the undersigned members agree that a capital contribution is required to become a member. However, as the needs of the company require, the member[s] agree to share in all post formation capital contributions, profits, and surplus of the company according to the percentage of their beneficial interest. New members may be required to make a capital contribution as a condition of becoming a member. Conditions of membership are to be determined on an case by case basis by the existing members. Each member owns an undivided beneficial interest in the business and company based on their capital accounts which are to be maintained in the following relationship:

GDT TEK, Inc.  100%
with office located at
555 Winderely Place, Suite 300
Orlando, Florida 327510

VII Additional Capital Contributions

When, if ever, there is more than one member then the members may contribute in proportionate amounts, any additional capital deemed necessary for the operation of the company, provided, however, that in the event any member deems it advisable to refuse or fails to contribute his share of any or all of the additional capital, then the other members or any one of them may contribute the additional capital not paid in by such refusing member and shall receive therefore an increase in the proportionate share of the member's interest or interest in the entire company in direct proportion to the said additional capital contributed. Unless otherwise agreed, the right to make up additional capital contributions of a refusing member shall be available in the same order as the right to purchase in the case of withdrawal or death of a member, as set forth in paragraphs XVII and XVIII.

VIII Division of Profits and Losses

When, if ever, there is more than one member then each of the members shall own a profit interest in the company as set forth in paragraph VI, entitled "Capital Contributions", except as the same may hereafter vary or change as provided in paragraph VII, entitled "Additional Capital Contributions".  When there is more than one than one member all profits of the company enterprise shall be shared by each of said members according to their respective percentage of capital interest. A separate capital account shall be maintained for each member.  No member shall make any withdrawals from capital without prior approval of the company.  If the capital account of the member becomes impaired, his share of subsequent company profits shall be first credited to his capital account until that account has been restored.

IX Rights and Duties of the Parties

This entity is to be member managed.  When there is more than one member company decisions and actions shall be decided by a vote of majority-in-capital interest of the membership, at meetings regularly called with notice to all members.  For purposes of determining a "majority-in-capital interest", a member's interest will be his capital interest in as set forth in paragraph VI, and a majority will mean more than fifty percent (50%).

X Costs and Expenses

Except herein provided no member owner shall be separately compensated on a salaried basis for service performed in carrying out the operation of the company.  No salaries or individual compensation shall be otherwise payable, without consent of the company, for the normal management. Although the company shall, at all times, employ  non-members at a designated salary,  members may act in any capacity  and serve with or without compensation.

XI Member Duties and Restrictions

A)  When, if ever, there is more than one member then no member, without the consent of the members or pursuant to this agreement may endorse any note or act as an accommodation party, or otherwise become surety for any person in any transaction involving this company.  Without the consent of the company or pursuant to this agreement no member, when there is more than one member, shall on behalf of the company borrow or lend money, or make, deliver or accept any commercial paper, or execute any mortgage, security agreement, bond, or lease, or purchase or contract to purchase, or sell or contract to sell any property for or of the company.  If there is more than one member no member owner shall, except with the consent of the other members or pursuant to this agreement, mortgage, grant a security interest in its share in the member's interest  or in the company, its capital assets or property, or do any act detrimental to the best interest of the company or which would make it impossible to carry on the ordinary purpose of the company.  When there is more than one member the members have no authority to act for the company absent clear written authority.

B)  When, if ever, there is more than one member the company will be managed by Ralf Horn Reda who is governed by the directives of the members.  From time to time the manager pursuant to the directives of the members may allocate specific managerial activities among the various employed staff.  The members will appoint at least one trustee, who will serve until replaced. When a manager is appointed, then he  shall be elected annually by the members in the manner prescribed for voting in this agreement.

C) The Manager is the chief executive officer of the company and responsible for the general overall supervision of the business and affairs of the company.  They will preside at all meetings of the members.  The managers may sign, on behalf of the company, deeds, mortgages, bonds, contracts or other instruments which have been appropriately authorized to be  executed by the members, except in cases where the signing or execution is expressly delegated by the members or by this agreement or by statute to some other officer or agent of the company.  In general, the manager will perform all duties as may be prescribed by the members from time to time.

D)  The specific authority and responsibility of the manager includes:

1.  To undertake activities to effectuate this agreement and decisions of the members.

2.  To direct and supervise the operation of the company.

3.  Within parameters as may be set by the members, to establish charges for services and products of the company as may be necessary to provide adequate income for the efficient operation of the company.

4.  Within the budget established by the members, to set and adjust wages and rates of pay for all personnel of the company and to appoint, hire and dismiss all personnel and regulate their hours of work.

5.  To keep the members advised in all matters pertaining to the operation of the company, including services rendered, operating income and expense, financial position, and to this end, shall prepare and submit a report to the members at each regular meeting and at other times as may be directed by the members.

XII  Indemnification

The member may indemnify any member, manager, employee or agent against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with action, suit or proceeding, if the members determine that he acted in good faith in a manner he reasonably believed to be in the best interest of the company.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or on a plea of nolo contendere or its equivalent, will not in itself create a presumption that the person did or did not act in good faith and in a manner which he reasonably believed to be in the best interest of the company and, with respect to any criminal action or proceeding, has reasonable cause to believe that his conduct was unlawful.

XIII Banking

All funds of the company shall be deposited in its name in such checking account or accounts as shall be designated by the manager or the members.  All withdrawals therefrom are to be made upon written bank instruments which must be signed by the manager or an authorized member.

XIV Books

The company books shall be maintained at the company offices, to be retained by the entity, and each member shall have access thereto.  The books shall be kept on a calendar year basis, and shall be closed and balanced at the end of each tax year.  Each party to this operating agreement hereby covenants and agrees to cause all known business transactions pertaining to the purpose of the company, to be entered properly and completely into said books.  The company is to furnish copies of annual financial statements to the members and prepare annual tax returns in a timely manner.

XV Insurance

During the course of the term for which this company is formed, the company shall carry liability insurance in such amounts as are deemed appropriate by the trustee as directed by the company.

XVI Voluntary Termination

If the company is dissolved the members shall proceed with reasonable promptness to liquidate the company.  The assets of the company shall be distributed in the following order:

A.  To pay or provide for the payment of all company liabilities to creditors other than members, and liquidating expenses and obligations;

B.  To pay debts owing to members other than for capital and profits;

C.  To pay debts owing to members in respect to capital; and

D.  To pay debts owing to members in respect to profits.

XVII  Withdrawal of Member by Sale

When there is more than one member any member desirous of selling his share and interest in the company shall give the right of first refusal to purchase said share and interest to the remaining members at the same price as being offered by a bona fide buyer.  Each member electing to purchase has the right to purchase that percentage of the share being sold obtained by dividing his respective percentage of the company by the total percentage of all members electing to purchase.

When there is more than one member the unanimous consent of all members is required for a member to sell his share to a non-member or for an assignee of a member to become a member.

XVIII Death of a Member

If there is only one member and that member dies the member's heirs shall petition a court of competent jurisdiction to appoint a conservator to wind up the entity.  In the event of the death of a member when there is more than one member, then the deceased's heir or heirs shall be entitled to only succeed to the economic share and interest of the deceased member.  The company may, upon unanimous consent of the remaining members, as soon as practicable, provide a document by which the remaining members personally affirm and accept all the terms, conditions and provisions of this operating agreement binding themselves to continue the same business in writing.

XIX Distributions

Prior to dissolution and at least annually as income is received by the company, its accounts determined and tax returns filed, the members shall determine funds available for distribution.  Upon liquidation, a reasonable reserve as mutually determined in amount shall be established to cover follow-on or subsequent complaint and warranty construction requirements, if any.  Liquidation of the company need not be delayed provided that such amounts are properly escrowed and arrangement made for performance of such services as may be required in the interest of the company.  Escrows, reserves or liquidating accounts may be established as escrows or otherwise, which activity need not unduly delay the termination of the company for all other purposes.

XX Amendment of Operating Agreement

When there is more than one member this operating agreement may be altered, amended or repealed and a new operating agreement may be adopted only by a majority vote of the membership at any annual, regular or special meeting of the members.

XXI Violation of this Operating Agreement

When there is more than one member any member who violates any term, condition, or provision of this operating agreement shall keep and save harmless the company's property and shall also indemnify the other members from any and all claims, demands and actions of every kind and nature whatsoever which may arise out of or by reason of such violation of any terms and conditions of this operating agreement.

XXII  Capital Accounts-Income and Credits of Members

When there is more than one member the company shall maintain for each member a capital account which reflects that member's separate distributive share, whether or not distributed, of each class or item of the company income, gain, loss, deduction, or credit described in the IRS sections 702 and 704.  If it is determined that a member's allocation of income, gain, loss, deduction, or credit does not have substantial economic effect then his distributive share of such income, gain, loss, deduction, or credit shall be determined in accordance with his interest in the entity.  Any special allocations of income, gain, loss or deduction for each member are to be specified in an exhibit to this agreement.  Upon liquidation, members must restore any deficits in offset provisions of the IRS Code that specifically allocated later income to members with negative capital accounts.

XXIV  Foreign Qualification

Management shall not permit the company to engage in any business outside the state of California unless and until the company has complied with the requirements necessary to qualify the company as a foreign limited liability company in the jurisdiction in which the company shall conduct business.

XXV  Lack of Authority

When there is more than one member no member or manager has the authority or power to act for or on behalf of the company, to do any act that would be binding on the company, or to incur any expenditure that has not been approved by a majority interest or such greater interest required by the operating agreement, the articles of organization or applicable law.

XXVI Disclosure and Waiver of Conflicts

The parties all acknowledge that the company's counsel, Gracin & Marlow, has prepared this operating agreement on behalf of GDT TEK, Inc and in the course of their representation of the company, and that:

The parties have had the opportunity to seek the advice of independent counsel; and,

The parties jointly and severally waive any claim that Gracin & Marlow representation of the company constitutes a conflict of interest; and,

The parties have received no representations from Gracin & Marlow about the tax consequences of this agreement; and,

The parties have been advised that this agreement may have tax consequences; and,

The parties have been advised to seek the advice of independent tax counsel; and,

The parties have had the opportunity to seek the advice of independent tax counsel.

XXVII Counterparts

This operating agreement may be executed with counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient each party to have executed at least one, but not necessarily the same, counterpart.

IN WITNESS WHEREOF, the parties have hereunto set their hands effective this 23rd day of June, 2010.

Signed: /s/ Ralf Horn	Signed by /s/ Albert Reda
Manager Ralf Horn	Member; GDT TEK, Inc
By its CEO Albert Reda